SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                February 15, 2002


                            Weirton Steel Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                        1-10244                  06-1075442
----------------------------          --------------         -------------------
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)


                 400 Three Springs Drive
                 Weirton, West Virginia                          26062-4989
            ----------------------------------------             ----------
            (Address of principal executive offices)             (Zip code)


       Registrant's telephone number, including area code: (304) 797-2000

Item 7.  Financial Statements and Exhibits.

         c)       Exhibits

         99.1     Press Release dated February 15, 2002

         99.2     Press Release dated February 25, 2002

Item 9.     Regulation FD Disclosure

                  On February 15, 2002, the Registrant announced its financial results for the fourth quarter ended December 31, 2001 and for the year ended December 31, 2001. A copy of the press release making such announcement is filed herewith as Exhibit 99.1.

                  On February 25, 2002, the Registrant announced that it reached an agreement with an informal committee of noteholders representing a majority of the Registrant's outstanding senior notes on the terms of an exchange offer and consent solicitation to restructure the Registrant's long-term publicly held debt. A copy of the press release making such announcement is filed herewith as
Exhibit 99.2.

                  We are furnishing the information contained in this report, including the press releases, pursuant to Regulation FD promulgated by the Securities and Exchange Commission ("SEC"). This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD or that the information includes material investor information that is not otherwise publicly available.

                  The information contained in this report, including the information contained in the press releases, is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We disclaim any current intention to revise or update the information contained in this report, including the information contained in the attached exhibits, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

                                  EXHIBIT INDEX
                                  -------------


         99.1              Press Release dated February 15, 2002

         99.2              Press Release dated February 25, 2002

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 15, 2002         WEIRTON STEEL CORPORATION




                             By:  /s/ Mark E. Kaplan
                                  ----------------------------------------------
                                  Mark E. Kaplan
                                  Senior Vice President-Finance & Administration